UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND
 (Exact name of registrant as specified in its charter)

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND
 (Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware	001-33908 001-33909	26-0151234 26-0151301
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Greenhaven Commodity Services, LLC 3340 Peachtree Road Suite 1910 Atlanta, GA	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 239-7942

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

On September 30, 2010, GreenHaven Commodity Services, LLC (“GCC”) (the Managing Owner of GreenHaven Continuous Commodity Index Fund and GreenHaven Continuous Commodity Index Master Fund) and Reuters America LLC, a Thomson Reuters company (“Reuters”) orally agreed to extend the License Agreement between GCC and Reuters dated July 19, 2006 (with previous addenda dated October 11, 2006, September 18, 2007, July 7, 2008 and September 30, 2009), on the terms thereof until November 1, 2010. GCC and Reuters are continuing to discuss the terms of a longer extension of such License Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHAVEN CONTINUOUS COMMODITY INDEX FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By: /s/ Ashmead Pringle

Name: Ashmead Pringle
Title: Chief Executive Officer

GREENHAVEN CONTINUOUS COMMODITY INDEX MASTER FUND

By Greenhaven Commodity Services, LLC, the Managing Owner

By: /s/ Ashmead Pringle

Name: Ashmead Pringle
Title: Chief Executive Officer

Date: September 30, 2010